Exhibit 32.0


             CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
                     PURSUANT TO SARBANES-OXLEY ACT OF 2002

     This certification is being filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification is included solely for the purpose of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not to be used for any other purpose. In connection with the accompanying Annual Report on Form 10-KSB of Rub A Dub Soap, Inc., for the year ended May 31, 2004, I, Lisa R. Powell, hereby certify in my capacity as an officer of Rub A Dub Soap, Inc., that to my knowledge:

     1. The Annual Report on Form 10-KSB of Rub A Dub Soap, Inc., for the year ended May 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Annual Report on Form 10-KSB of Rub A Dub Soap, Inc., for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Rub A Dub Soap, Inc.



Date: September 13, 2004          /s/ Lisa R. Powell
                                  -------------------------------------------
                                  Lisa R. Powell,  President,  Secretary,
                                  Treasurer  and Director  (Principal
                                  Executive, Financial and Accounting Officer)